SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LIVEPERSON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 27, 2005

Dear LivePerson Stockholders:

On behalf of the Board of Directors of LivePerson, Inc., I cordially invite you to attend our Annual Meeting of Stockholders, which will be held on Tuesday, May 24, 2005 at 10:00 a.m. (Eastern Daylight time) at the Courtyard by Marriott Hotel (Manhattan Times Square South), Meeting Room A, 114 West 40th Street, New York, New York 10018 (Tel: 212-391-0088).

The purposes of this meeting are:

●	the election of two directors;

●
the approval of an amendment to the LivePerson, Inc. Amended and Restated 2000 Stock Incentive Plan, which increases the number of options granted to non-employee directors under the automatic option grant program;

●	the ratification of the Audit Committee's appointment of BDO Seidman, LLP as our independent registered public accounting firm; and

●	to act upon such other business as may properly come before the Annual Meeting.

You will find attached a Notice of Annual Meeting of Stockholders and a Proxy Statement that contain more information about the matters to be considered at the Annual Meeting. Please give all of this information your careful attention. The Board of Directors recommends a vote FOR the director nominees pursuant to Item 1 in the Notice and a vote FOR the proposals listed as Items 2 and 3 in the Notice.

You will also find enclosed a Proxy Card appointing proxies to vote your shares at the Annual Meeting. If you do not plan to attend the Annual Meeting in person, please sign, date and return your Proxy Card as soon as possible so that your shares can be represented and voted in accordance with your instructions. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

The Proxy Statement and the enclosed Proxy Card are first being mailed on or about April 28, 2005 to stockholders entitled to vote. Our 2004 Annual Report to Stockholders is being mailed with the Proxy Statement.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Robert P. LoCascio
Chairman of the Board and
Chief Executive Officer

LIVEPERSON, INC.

462 Seventh Avenue, 21st Floor
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. MAY 24, 2005

TO THE STOCKHOLDERS OF LIVEPERSON, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of LivePerson, Inc., a Delaware corporation (the "Company"), will be held at the Courtyard by Marriott Hotel (Manhattan Times Square South), Meeting Room A, 114 West 40th Street, New York, New York 10018 on Tuesday, May 24, 2005 at 10:00 a.m. (Eastern Daylight time) for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

(1)	To elect two Class II directors to serve until the 2008 Annual Meeting of Stockholders or in each case until such director's successor shall have been duly elected and qualified;
(2)
To approve an amendment to the LivePerson, Inc. Amended and Restated 2000 Stock Incentive Plan, which increases the number of options granted to non-employee directors under the automatic option grant program;

(3)	To ratify the Audit Committee's appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005; and
(4)	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 4, 2005 will be entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements thereof. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting, and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof, will be available for inspection at the Annual Meeting, and any adjournments or postponements thereof, and for a period of 10 days prior to the meeting during regular business hours at the offices of the Company listed above.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, your vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed Proxy Card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one Proxy Card because your shares are registered in different names and addresses, each Proxy Card should be signed and returned to assure that all your shares will be voted. You may revoke your proxy in the manner described in the Proxy Statement at any time prior to it being voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors

Timothy E. Bixby
President, Chief Financial Officer, Secretary and Director

New York, New York
April 27, 2005

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

LIVEPERSON, INC.

462 Seventh Avenue, 21st Floor
New York, New York 10018

PROXY STATEMENT

General

This Proxy Statement is furnished to the stockholders of record of LivePerson, Inc., a Delaware corporation ("LivePerson" or the "Company"), as of April 4, 2005, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Tuesday, May 24, 2005, and at any adjournments or postponements thereof. The Annual Meeting will be held at 10:00 a.m. (Eastern Daylight time) at the Courtyard by Marriott Hotel (Manhattan Times Square South), Meeting Room A, 114 West 40th Street, New York, New York 10018 (Tel: 212-391-0088). This Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting of Stockholders are first being mailed on or about April 28, 2005 to all stockholders entitled to vote at the Annual Meeting and at any adjournments or postponements thereof.

Voting

The specific matters to be considered and acted upon at the Annual Meeting are:

(i) the election of two directors;

(ii) the approval of an amendment to the LivePerson, Inc. Amended and Restated 2000 Stock Incentive Plan, which increases the number of options granted to non-employee directors under the automatic option grant program;

(iii) the ratification of the Audit Committee's appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005; and

(iv) to act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These matters are described in more detail in this Proxy Statement.

On April 4, 2005, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof, 37,434,065 shares of the Company's Common Stock were issued and outstanding. No shares of the Company's Preferred Stock, par value $0.001 per share, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on April 4, 2005. Stockholders may not cumulate votes in the election of directors.

The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting, and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof, will be available for inspection at the Annual Meeting, and any adjournments or postponements thereof, and for a period of ten days prior to the meeting during regular business hours at the offices of the Company listed above.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

If a quorum is present, the two nominees who receive the greatest number of votes properly cast (in person or by proxy) will be elected as Class II Directors. Neither abstentions nor broker non-votes will have any effect on the outcome of voting with respect to the election of the Class II directors.

Proposals other than for the election of the Class II directors shall be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will be counted towards the tabulations of votes cast on these proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter's rights with respect to any matter to be considered and voted on at the Annual Meeting, and the Company will not independently provide stockholders with any such right.

Proxies

If the enclosed Proxy Card is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a signed and returned Proxy Card does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the Class II directors proposed by the Board, unless the authority to vote for the election of such directors is withheld. In addition, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2 and 3 described in this Proxy Statement and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices at 462 Seventh Avenue, 21st Floor, New York, New York 10018, a notice of revocation or another signed Proxy Card with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the enclosed Proxy Card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

In order to be considered for inclusion in the Company's Proxy Statement and Proxy Card relating to the 2006 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices in New York, New York, on or before December 28, 2005. In addition, under the Company's bylaws, any proposal for consideration at the 2006 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at its principal executive offices between the close of business on January 24, 2006 and the close of business on February 23, 2006, and is otherwise in compliance with the requirements set forth in the Company's bylaws. The proxy solicited by the Board of Directors for the 2006 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE - ELECTION OF DIRECTORS

General

The Company's Fourth Amended and Restated Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. At the annual meeting of stockholders in the year in which the term of a class of directors expires, director nominees in such class will stand for election to three-year terms. With respect to each class, a director's term will be subject to the election and qualification of such director's successor, or the earlier death, resignation or removal of such director.

The Board consists of six persons, as follows:

Class I (current term ends upon 2007 Annual Meeting)	Class II (current term ends upon this Annual Meeting)	Class III (current term ends upon 2006 Annual Meeting)

Emmanuel Gill	Steven Berns	Kevin C. Lavan
William G. Wesemann	Timothy E. Bixby	Robert P. LoCascio

The term of office for the two Class II directors listed above expires at the Annual Meeting. The Board has selected Messrs. Berns and Bixby, the current Class II directors, as nominees for Class II directors whose term of office will expire at the 2008 Annual Meeting of Stockholders.

Messrs. Berns and Bixby have agreed to serve, if elected, and management has no reason to believe that they will be unavailable to serve. In the event that either Mr. Berns or Mr. Bixby is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Messrs. Berns and Bixby. The proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named.

Required Vote

The Class II directors shall be elected by the affirmative vote of a plurality of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote in the election of directors. Pursuant to applicable Delaware law, abstentions and broker non-votes will have no effect on the outcome of the vote.

Nominees for Term Ending upon the 2008 Annual Meeting of Stockholders (Class II)

Steven Berns, 40, has been a director since April 2002. Mr. Berns has been the Vice Chairman and Executive Vice President of MDC Partners Inc., a marketing communications company, since September 2004. From August 1999 until September 2004, Mr. Berns was Senior Vice President and Treasurer of The Interpublic Group of Companies, Inc., an organization of advertising agencies and marketing services companies. Before that, Mr. Berns held a variety of positions in finance at Revlon, Inc. from April 1992 to August 1999, becoming Vice President and Treasurer in 1996. Prior to joining Revlon, Mr. Berns worked at Paramount Communications Inc. and at a predecessor public accounting firm of Deloitte & Touche. Mr. Berns is a Certified Public Accountant. Mr. Berns is also a director of L Q Corporation, Inc. Mr. Berns received a M.B.A. from New York University and a B.S. from Lehigh University.

Timothy E. Bixby, 40, has been our Chief Financial Officer since June 1999, our Secretary and a director since October 1999 and our President since March 2001. In addition, Mr. Bixby was an Executive Vice President from January 2000 until March 2001. From March 1999 until May 1999, Mr. Bixby was a private investor. From January 1994 until February 1999, Mr. Bixby was Vice President of Finance for Universal Music & Video Distribution Inc., a manufacturer and distributor of recorded music and video products, where he was responsible for internal financial operations, third party distribution deals and strategic business development. From October 1992 through January 1994, Mr. Bixby was Associate Director, Business Development, with the Universal Music Group. Prior to that, Mr. Bixby spent three years in Credit Suisse First Boston's mergers and acquisitions group as a financial analyst. Mr. Bixby received a M.B.A. from Harvard University and an A.B. from Dartmouth College.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. BERNS AND BIXBY.

Continuing Directors for Term Ending upon the 2006 Annual Meeting of Stockholders (Class III)

Kevin C. Lavan, 52, has been a director since January 2000. Since October 2000, Mr. Lavan has been serving as an independent consultant to marketing services organizations. Since April 2005, Mr. Lavan has been serving as Chief Financial Officer of Crispin Porter + Bogusky. Between November 2004 and March 2005, Mr. Lavan served as a Sarbanes-Oxley consultant to Crispin Porter + Bogusky. In addition, between January 2001 and September 2002, Mr. Lavan was President and Chief Operating Officer of Elbit VFlash, Inc. From March 1999 until October 2000, Mr. Lavan was an Executive Vice President of Wunderman, the direct marketing and customer relationship marketing division of Young & Rubicam Inc. From February 1997 to March 1999, Mr. Lavan was Senior Vice President of Finance at Young & Rubicam. From 1984 to February 1997, Mr. Lavan held various positions at Viacom Inc., including Controller, and Chief Financial Officer for Viacom's subsidiary, MTV Networks. Mr. Lavan is a Certified Public Accountant. Mr. Lavan received a B.S. from Manhattan College.

Robert P. LoCascio, 36, has been our Chief Executive Officer and Chairman of our Board of Directors since our inception in November 1995. In addition, Mr. LoCascio was our President from November 1995 until January 2001. Mr. LoCascio founded our company as Sybarite Interactive Inc., which developed a community-based web software platform known as TOWN. Before founding Sybarite Interactive, through November 1995, Mr. LoCascio was the founder and Chief Executive Officer of Sybarite Media Inc. (known as IKON), a developer of interactive public kiosks that integrated interactive video features with advertising and commerce capabilities. Mr. LoCascio was named a New York City 2001 Ernst & Young Entrepreneur of the Year finalist. Mr. LoCascio received a B.B.A. from Loyola College.

Continuing Directors for Term Ending upon the 2007 Annual Meeting of Stockholders (Class I)

Emmanuel Gill, 66, has been a director since July 2001. Since 1999, Mr. Gill has been President and Chief Executive Officer of Gilbridge Holdings Ltd., a private company which invests in Israeli technology start-up businesses and assists them in entering the United States market. Mr. Gill was a director of our subsidiary HumanClick Ltd., which we acquired in October 2000. Between 1979 and 1999, Mr. Gill was President and Chief Executive Officer of Elbit Ltd., an Israeli manufacturer of electronics for the defense, communications and medical industries. In 1996, Elbit completed a strategic spin-off, forming three separate publicly-traded companies, and Mr. Gill remained Chairman of each of the Elbit spin-offs until forming Gilbridge in 1999. Mr. Gill received a B.S. from the Technion, Israel Institute of Technology.

William G. Wesemann, 48, has been a director since November 2004. Since October 2002, Mr. Wesemann has been an independent consultant. Between January 2001 and October 2002, Mr. Wesemann was Chief Executive Officer of NextPage, Inc., a leading provider of document management systems. Between August 2000 and January 2001, Mr. Wesemann was Chief Executive Officer of netLens Inc., which was acquired by NextPage and offered a peer-to-peer platform for creating distributed applications. Between May 1996 and May 2000, Mr. Wesemann was Vice President of Sales of Genesys Telecommunications Laboratories, Inc., a leader in computer-telephony integration. Mr. Wesemann received a B.A. from Glassboro State College (now called Rowan University).

Director Independence

The Board of Directors has affirmatively determined that a majority of its directors (Messrs. Berns, Gill, Lavan and Wesemann) are "independent" under the listing standards of The Nasdaq Stock Market.

Board Committees and Meetings

The Board of Directors held six meetings and acted by unanimous written consent on six occasions during the fiscal year ended December 31, 2004 (the "2004 Fiscal Year"). The Board of Directors has an Audit Committee and a Compensation Committee and does not have a Nominating Committee. In the 2004 Fiscal Year, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which such director served (in each case for meetings held during the period in the 2004 Fiscal Year for which such director served).

All directors who are not members of the Company's management meet at regularly scheduled executive sessions without members of management present. The position of presiding director at these meetings rotates among the non-employee directors. At least one of these meetings each year is to include only those directors who are "independent" under the current listing standards of The Nasdaq Stock Market. Currently, all non-employee directors are independent.

All members of the Board of Directors are encouraged to attend the Company's annual meeting of stockholders. At the 2004 Annual Meeting, three of our directors attended.

The Audit Committee appoints our independent registered public accounting firm, subject to ratification by our stockholders, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between LivePerson and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. The members of the Audit Committee are Mr. Berns, Mr. Gill and Mr. Lavan (Chair). Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). The Audit Committee held four meetings and acted by written consent on three occasions during the 2004 Fiscal Year.

The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including LivePerson's balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Mr. Lavan satisfies the Nasdaq rule requiring that at least one member of our Board's Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Mr. Lavan is a "financial expert" as defined by the SEC.

The Compensation Committee of our Board of Directors recommends, reviews and oversees the salaries, benefits and stock option plans for our employees, consultants, directors and other individuals whom we compensate. The Compensation Committee also administers our compensation plans. The Compensation Committee also performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. The members of the Compensation Committee are Mr. Berns, Mr. Gill (Chair) and Mr. Wesemann. Each member of the Compensation Committee is independent, as independence is defined for purposes of Compensation Committee membership by the listing standards of Nasdaq. The Compensation Committee acted by written consent on one occasion during the 2004 Fiscal Year.

The Board of Directors does not have a standing nominating committee or committee performing similar functions. The Board has determined that it is appropriate not to have a nominating committee because of the relatively small size of the Board. The Board has determined by resolution that a majority of the independent directors of the Board will recommend nominees for director. The independent directors of the Board, in carrying out the nomination function, will not operate under a charter. As disclosed below, each of the directors of the Board who will carry out the nomination function is independent, as defined by the listing standards of Nasdaq. The independent directors of the Board intend to consider director nominees on a case-by-case basis, and therefore have not formalized any specific, minimum qualifications that they believe must be met by a director nominee, identified any specific qualities or skills that they believe are necessary for one or more of our directors to possess, or formalized a process for identifying and evaluating nominees for director, including nominees recommended by stockholders.

The Board of Directors has determined, in connection with the Board's nomination function described above, that it is the policy of the independent directors acting in such capacity to consider director candidates that are recommended by stockholders. The independent directors will evaluate nominees for director recommended by stockholders in the same manner as nominees recommended by other sources. Stockholders wishing to bring a nomination for a director candidate at a stockholders meeting must give written notice to LivePerson's Corporate Secretary, pursuant to the procedures set forth under "Communicating with the Board of Directors" and subject to the deadline set forth under "Deadline for Stockholder Proposals." The stockholder's notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and LivePerson's bylaws. Our bylaws can be accessed in the "About Us - Corporate Governance" section of our web site at www.liveperson.com.

Director Compensation

Directors who are also our employees receive no additional compensation for their services as directors. Directors who are not our employees do not receive a fee for attendance in person at meetings of the Board of Directors or committees of the Board of Directors, but they are reimbursed for reasonable travel expenses and other reasonable out-of-pocket costs incurred in connection with attendance at meetings. Non-employee directors are granted options to purchase 15,000 shares of our Common Stock upon their election to the Board of Directors. In addition, non-employee directors are granted options to purchase 5,000 shares of our Common Stock on the date of each annual meeting of stockholders. These non-employee director option grants are made under our Amended and Restated 2000 Stock Incentive Plan.

As discussed in Proposal Two, the Board has unanimously approved an amendment to the Amended and Restated 2000 Stock Incentive Plan, subject to stockholder approval at the 2005 Annual Meeting, to increase the number of options granted to non-employee directors under the automatic option grant program, to 35,000 shares upon election to the Board and 10,000 shares on the date of each annual meeting. At the 2005 Annual Meeting, the automatic annual grant will be 35,000 shares. In addition, the Board has unanimously approved a policy, effective on the date of the 2005 Annual Meeting, for the payment to non-employee directors of an annual cash fee of $10,000 and a cash fee of $500 for attendance in person or by telephone at each meeting of the Board of Directors or committees of the Board of Directors.

Communicating with the Board of Directors

In order to communicate with the Board of Directors as a whole, with non-employee directors or with specified individual directors, correspondence may be directed to LivePerson, Inc. at 462 Seventh Avenue, 21st Floor, New York, New York 10018, Attention: Corporate Secretary. All such correspondence will be forwarded to the appropriate director or group of directors. The Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate.

Corporate Governance Documents

The Board has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Both codes of conduct can be accessed in the "About Us-Corporate Governance" section of our web site at www.liveperson.com, as well as any amendments to, or waivers under, the Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies may be obtained by writing to LivePerson, Inc., 462 Seventh Avenue, 21st Floor, New York, New York 10018, Attention: Investor Relations. Copies of the charters of our Board's Audit Committee and Compensation Committee, as well as copies of LivePerson's certificate of incorporation and bylaws, can also be accessed in the "About Us-Corporate Governance" section of our web site.

OWNERSHIP OF SECURITIES

The following table sets forth information with respect to the beneficial ownership of our outstanding Common Stock as of April 4, 2005, by:

s	each person or group of affiliated persons whom we know to beneficially own more than five percent of our Common Stock;

s	each of our executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement; and

s	each of our directors and director nominees;

s	each of our directors and executive officers as a group.

The following table gives effect to the shares of Common Stock issuable within 60 days of April 4, 2005 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 37,434,065 shares of Common Stock outstanding at April 4, 2005. Unless otherwise indicated, the persons named in the table directly own the shares and have sole voting and sole investment control with respect to all shares beneficially owned.

Name and Address	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
5% Stockholders
Janus Capital Management LLC(1)	3,556,435	9.5%
Gilder, Gagnon, Howe & Co. LLC(2)	3,344,075	8.9%
Diker Management, LLC(3)	2,421,500	6.5%

Named Executive Officers and Directors
Robert P. LoCascio(4)	5,551,963	14.8%
Timothy E. Bixby(5)	1,135,000	2.9%
Steven Berns(6)	20,000	*
Emmanuel Gill(7)	1,529,886	4.1%
Kevin C. Lavan(8)	20,000	*
William G. Wesemann(9)	15,000	*

Directors and Executive Officers as a group (6 persons)(10)	8,271,849	21.4%

* Less than 1%.
(1)
Based solely on our review of the Schedule 13G filed with the SEC on February 14, 2005 by Janus Capital Management LLC ("Janus Capital") and Janus Venture Fund, each of whose address is 151 Detroit Street, Denver, Colorado 80206. Janus Capital has an indirect 100% ownership stake in Bay Isle Financial LLC ("Bay Isle") and an indirect 77.5% ownership stake in Enhanced Investment Technologies LLC ("INTECH"). Due to the above ownership structure, holdings for Janus Capital, Bay Isle and INTECH were aggregated for purposes of the Schedule 13G filing. As a result of its role as investment adviser or sub-adviser to various investment companies and to individual and institutional clients (the "Janus Managed Portfolios"), Janus Capital may be deemed to be the beneficial owner of 3,556,435 shares held by the Janus Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the shares held in the Janus Managed Portfolios and disclaims any ownership associated with such rights. Janus Venture Fund is one of the Managed Portfolios to which Janus Capital provides investment advice and is the beneficial owner of 3,078,095 shares.

(2)
Based solely on our review of the Schedule 13G filed with the SEC on February 14, 2005 by Gilder, Gagnon Howe & Co. LLC ("GGHC"), whose address is 1775 Broadway, 26th Floor, New York, New York 10019. GGHC shares power to dispose or to direct the disposition of all of the shares listed above, which include 3,192,231 shares held in customer accounts over which partners and/or employees of GGHC have discretionary authority to dispose of or direct the disposition of the shares, 87,939 shares held in accounts owned by the partners of GGHC and their families, and 63,905 shares held in the account of the profit-sharing plan of GGHC, over which GGHC has sole voting power.

(3)
Based solely on our review of the Schedule 13G filed with the SEC on February 14, 2005 by Diker Management, LLC ("Diker Management"), Diker GP, LLC ("Diker GP"), Charles M. Diker and Mark N. Diker, each of whose address is 745 Fifth Avenue, Suite 1409, New York, New York 10151. Each of Diker Management, Charles M. Diker and Mark N. Diker may be deemed to have shared voting and dispositive power over 2,421,500 shares. Diker GP may be deemed to have shared voting and dispositive power over 2,111,332 shares. Diker GP, as the sole general partner of the limited partnerships Diker Value-Tech Fund, LP, Diker Value-Tech QP Fund, LP, Diker Micro & Small Cap Fund, LP and Diker M&S Cap Master Fund, Ltd. (together, the "Diker Funds"), has the power to vote and dispose of the shares owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management serves as the investment manager of the Diker Funds and investment manager of separately managed accounts (the "Diker Managed Accounts"). Accordingly, Diker Management may be deemed the beneficial owner of shares held by the Diker Funds and the Diker Managed Accounts. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and in that capacity direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP and Diker Management. Diker Management, Diker GP, Charles M. Diker and Mark N. Diker disclaim all beneficial ownership, however, as affiliates of a registered investment adviser, and disclaim beneficial ownership except to the extent of their pecuniary interest in the shares.

(4)	The address for Mr. LoCascio is c/o LivePerson, Inc., 462 Seventh Avenue, 21st Floor, New York, New York 10018.
(5)	Includes 1,075,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 4, 2005.
(6)
Consists of 20,000 shares of Common Stock issuable upon exercise of presently exercisable options, which, if exercised, include 5,000 shares of Common Stock subject to repurchase rights by us that lapse within 60 days of April 4, 2005.

(7)
Includes 620,413 shares of Common Stock held by Gilbridge Holdings Ltd., an entity over which Mr. Gill indirectly exercises control. The address for Mr. Gill is c/o Gilbridge Holdings Ltd., 152 West 57th Street, 54th Floor, New York, New York 10019. Also includes 10,000 shares of Common Stock issuable upon exercise of presently exercisable options, which, if exercised, include 5,000 shares of Common Stock subject to repurchase rights by us that lapse within 60 days of April 4, 2005.

(8)
Consists of 20,000 shares of Common Stock issuable upon exercise of presently exercisable options, which, if exercised, include 5,000 shares of Common Stock subject to repurchase rights by us that lapse within 60 days of April 4, 2005.

(9)
Consists of 15,000 shares of Common Stock issuable upon exercise of presently exercisable options, which, if exercised, are subject to repurchase rights by us that do not lapse within 60 days of April 4, 2005.

(10)
Includes 1,140,000 shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days of April 4, 2005, which, if exercised, include 15,000 shares of Common Stock subject to repurchase rights by us that lapse within 60 days of April 4, 2005 and 15,000 shares of Common Stock subject to repurchase rights by us that do not lapse within 60 days of April 4, 2005.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The executive officers of LivePerson, and their ages and positions as of April 1, 2005, are:

Name	Age	Position
Robert P. LoCascio	36	Chief Executive Officer and Chairman of the Board
Timothy E. Bixby	40	President, Chief Financial Officer, Secretary and Director

Summary Compensation Table

The following table sets forth the compensation earned for all services rendered to us in all capacities in the fiscal years ended December 31, 2004, 2003 and 2002 by our Chief Executive Officer and our other executive officer (the "Named Executive Officers").

				Long-Term
				Compensation Awards
		Annual Compensation		Securities
Name and Principal Position	Year	Salary ($)	Bonus ($)	Underlying Options (#)

Robert P. LoCascio	2004	225,000	55,000	-
Chief Executive Officer	2003	205,000	62,000	-
	2002	185,000	25,000	-

Timothy E. Bixby	2004	225,000	55,000	-
President and Chief Financial Officer	2003	205,000	62,000	-
	2002	185,000	25,000	275,000

Aggregated Option Exercises During the 2004 Fiscal Year and Year-End Option Values

The following table provides certain summary information concerning stock options held at December 31, 2004 by each of the Named Executive Officers. No options were exercised during fiscal 2004 by any of the Named Executive Officers. The value of each unexercised in-the-money option at December 31, 2004 is based on the market value of our Common Stock at December 31, 2004, less the exercise price of the option, multiplied by the number of shares underlying the option.

	Number of Securities Underlying Unexercised Options at December 31, 2004 (#)		Value of Unexercised In-the-Money Options at December 31, 2004 ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert P. LoCascio	-	-	-	-
Timothy E. Bixby	1,000,000	275,000	1,967,513	722,875

(1)    The last quoted bid price of our Common Stock on The Nasdaq SmallCap Market on the last trading day of the 2004 Fiscal Year was $3.15 per share.

Employment Agreements

Robert P. LoCascio, our Chief Executive Officer, is employed pursuant to an employment agreement entered into as of January 1, 1999. After its initial term, which expired on December 31, 2001, our agreement with Mr. LoCascio extended automatically for one-year terms beginning on each of January 1 in 2002 through 2005. The agreement will again automatically extend on January 1, 2006 for a one-year term, unless either we or Mr. LoCascio gives notice not to extend the term of the agreement. Pursuant to the agreement, Mr. LoCascio is entitled to receive an annual base salary of not less than $125,000 and an annual discretionary bonus. Our Board raised Mr. LoCascio's annual salary to $185,000, effective April 2000. The Compensation Committee of our Board raised Mr. LoCascio's annual salary to $225,000, effective July 2003. If Mr. LoCascio is terminated by us without cause or following a material change or diminution in his duties, a reduction in his salary or bonus, or if we are sold or following a change in control of our company, or if we relocate him to a location outside the New York metropolitan area, we must pay him an amount equal to the amount of his salary for the 12 months following the date of termination, and the pro rata portion of the bonus he would have been entitled to receive for the fiscal year in which the termination occurred. These amounts are payable in three monthly installments beginning 30 days after his termination. Pursuant to the agreement, for a period of one year from the date of termination of Mr. LoCascio's employment, he may not directly or indirectly compete with us, including, but not limited to, being employed by any business which competes with us, or otherwise acting in a manner intended to advance an interest of a competitor of ours in a way that will or may injure an interest of ours.

Timothy E. Bixby, our President and Chief Financial Officer, is employed pursuant to an employment agreement entered into as of June 23, 1999, which shall continue until it is terminated by either party. Pursuant to the agreement, Mr. Bixby is entitled to receive an annual base salary of not less than $140,000 and an annual discretionary bonus. Our Board raised Mr. Bixby's annual salary to $185,000, effective April 2000. The Compensation Committee of our Board raised Mr. Bixby's annual salary to $225,000, effective July 2003. Mr. Bixby is also eligible to receive long-term incentive awards determined by our Board consisting of options to purchase Common Stock. If Mr. Bixby is terminated following a change in control of our company or if he terminates his employment with us following a reduction in his salary or a material change or diminution in his duties, all of his options then outstanding will vest immediately, and we must pay him a lump-sum amount equal to his annual salary, and the pro rata portion of the bonus he would have been entitled to receive for the year in which the termination occurred. Pursuant to the agreement, for a period of one year from the date of termination of Mr. Bixby's employment, he may not directly or indirectly compete with us, including, but not limited to, being employed by any business which competes with us, or otherwise acting in a manner intended to advance an interest of a competitor of ours in a way that will or may injure an interest of ours.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of our Board of Directors during the 2004 Fiscal Year were Mr. Berns, Richard L. Fields (until May 2004), Mr. Gill and Mr. Wesemann (since November 2004). None of these members was an officer or employee of LivePerson during the 2004 Fiscal Year or at any time prior to that. No executive officer of LivePerson serves or has served during the 2004 Fiscal Year as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors is composed of three independent non-employee directors. It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the Company's 2000 Stock Incentive Plan.

The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

General Compensation Policy. The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities which are based upon their personal performance, the financial performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Generally, each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation rather than base salary.

Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 2004 Fiscal Year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

Base Salary. In setting base salaries, the Compensation Committee reviewed published compensation survey data for its industry. The base salary for each officer reflects the salary levels for comparable positions in comparable companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer's base salary is reviewed each year on the basis of (i) the Compensation Committee's evaluation of the officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers.

Annual Incentives. Bonuses for executive officers are based on the Company's actual performance compared to plan.

Long Term Incentives. Stock option grants are made by the Compensation Committee to the Company's executive officers, generally upon hire, upon a material change in responsibilities or at other times at the discretion of the Compensation Committee. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in its business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Generally, each option becomes exercisable in a series of installments over a 4-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

CEO Compensation. In setting the total compensation payable to the Company's Chief Executive Officer for the 2004 Fiscal Year, the Compensation Committee sought to make that compensation competitive with the compensation paid to the chief executive officers of similar companies, while at the same time assuring that a significant percentage of compensation was tied to Company performance and stock price appreciation.

The Compensation Committee sought to maintain Robert P. LoCascio's base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. LoCascio's base salary, it is the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. The remaining components of Mr. LoCascio's 2004 Fiscal Year compensation, however, were primarily dependent upon corporate performance. Mr. LoCascio is eligible for a cash bonus for each year conditioned on the Company's attainment of certain goals with additional consideration to be given to individual business plan objectives.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 2004 Fiscal Year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for the fiscal year ending December 31, 2005 will exceed that limit. The Company's 2000 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. In addition, certain stock grants (such as restricted stock) may be made in a manner to qualify as performance-based compensation not subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by the Compensation Committee of the Company's Board of Directors:

Steven Berns
Emmanuel Gill
William G. Wesemann

April 21, 2005

Stock Performance Graph

The graph depicted below compares the monthly percentage changes in the Company's cumulative total stockholder return with the cumulative total return of the Standard & Poor's SmallCap 600 Index and the Standard & Poor's Information Technology Index.

Notes:

(1)	The graph covers the period from the market close on April 7, 2000, the first trading day of the Common Stock following the Company's initial public offering, to December 31, 2004.

(2)	The graph assumes that $100 was invested at the market close on April 7, 2000 in the Company's Common Stock, and on March 31, 2000 in the Standard & Poor's SmallCap 600 Index and in the Standard & Poor's Information Technology Index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

(3)	Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Membership and Role of the Audit Committee

The Audit Committee consists of the following members of the Company's Board of Directors: Steven Berns, Emmanuel Gill and Kevin C. Lavan (Chair). Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including LivePerson's balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Mr. Lavan satisfies the Nasdaq rule requiring that at least one member of our Board's Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Mr. Lavan is a "financial expert" as defined by the SEC.

The Audit Committee appoints our independent registered public accounting firm, subject to ratification by our stockholders, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between LivePerson and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. The Audit Committee charter is available in the "About Us-Corporate Governance" section of our web site.

Review of the Company's Audited Consolidated Financial Statements for the 2004 Fiscal Year

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2004 Fiscal Year with the Company's management. The Audit Committee has separately discussed with KPMG LLP, the Company's independent registered public accounting firm for the 2004 Fiscal Year, the matters required to be discussed by Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended, which includes, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and the Audit Committee has discussed with KPMG LLP the independence of that firm from the Company.

Conclusion

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the 2004 Fiscal Year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors:

Steven Berns
Emmanuel Gill
Kevin C. Lavan

April 21, 2005

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, reference to the independence of the Audit Committee members and the Stock Performance Graph are not deemed filed with the Securities and Exchange Commission, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of our Board of Directors, our executive officers and persons who hold more than ten percent of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of (i) the copies of Section 16(a) reports which LivePerson has received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for the 2004 Fiscal Year, and (ii) the written representations received from one or more of such persons or entities that no annual Form 5 reports were required to be filed by them for the 2004 Fiscal Year, LivePerson believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than ten percent of its Common Stock.

Certain Relationships And Related Transactions

None.

PROPOSAL TWO-APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

General

We maintain the Amended and Restated 2000 Stock Incentive Plan in order to provide employees, consultants and directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in LivePerson as an incentive for them to remain in our service. On April 21, 2005, the Board unanimously approved an amendment to the Amended and Restated 2000 Stock Incentive Plan, subject to stockholder approval at the 2005 Annual Meeting, to increase the number of options granted to non-employee directors under the automatic option grant program. Each individual who joins the Board as a non-employee director will automatically be granted an option for 35,000 shares (15,000 shares prior to the amendment) at the time of his or her commencement of Board service, provided such individual has not been in our prior employ. In addition, on the date of each annual meeting of our stockholders, each individual who is to continue to serve as a non-employee director after such meeting and who has served as a non-employee director for at least six months will receive an option grant to purchase 10,000 shares (5,000 shares prior to the amendment). At the 2005 Annual Meeting, the automatic grant will also be 35,000 shares. The amendment to the Amended and Restated 2000 Stock Incentive Plan does not increase the maximum number of shares of Common Stock authorized for issuance under the plan.

The Board believes that it is desirable to amend the Amended and Restated 2000 Stock Incentive Plan and to pay fees in order to attract and retain high-quality non-employee directors, and to better align the interests of such directors with our stockholders.

The following description of the Amended and Restated 2000 Stock Incentive Plan, as amended, is a summary of its principal provisions and is qualified in its entirety by reference to the Amended and Restated 2000 Stock Incentive Plan, as amended. A copy of the Amended and Restated 2000 Stock Incentive Plan, as amended, has been filed electronically with the Securities and Exchange Commission as Appendix I to this Proxy Statement. Any stockholder may obtain a printed copy of the amended plan, without charge, by writing to our corporate Secretary at our principal executive offices located at 462 Seventh Avenue, 21st Floor, New York, New York 10018.

Description of the Amended and Restated 2000 Stock Incentive Plan, as Amended

The 2000 Stock Incentive Plan became effective upon its adoption by the Board on March 21, 2000 and was approved by our stockholders on March 23, 2000. On April 22, 2004, the Board unanimously approved an amendment and restatement of the 2000 Stock Incentive Plan, which was approved by our stockholders at the 2004 Annual Meeting on May 27, 2004.

The maximum number of shares of Common Stock authorized for issuance under the 2000 Stock Incentive Plan is 15,284,678 (subject to adjustment for stock splits and similar changes to the Common Stock as a class). Of this maximum number, 2,965,400 shares of Common Stock have already been issued as a result of stock option exercises through March 31, 2005, and these shares are not available for future grant or issuance. The number of shares authorized for issuance automatically increases on the first trading day in each calendar year by a number of shares equal to 3% of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event may such annual increase exceed 1,500,000 shares. In addition, in no event may any one participant in the 2000 Stock Incentive Plan receive option grants or direct stock issuances for more than 500,000 shares in the aggregate per calendar year.

As of March 31, 2005, options to purchase 8,589,997 shares of Common Stock were outstanding under the Amended and Restated 2000 Stock Incentive Plan. The weighted average exercise price of these awards was $1.99 per share, and the weighted average remaining life of these awards was 7.50 years. As of March 31, 2005, 3,729,281 shares of Common Stock were available for future grant under the Amended and Restated 2000 Stock Incentive Plan (excluding any shares that may become available as a result of the expiration or termination without exercise of currently outstanding options). In addition, 1,170,049 shares of Common Stock were available for future issuance under the LivePerson, Inc. Employee Stock Purchase Plan. The Amended and Restated 2000 Stock Incentive Plan and the Employee Stock Purchase Plan are the only plans pursuant to which shares will be issued. Effective October 2001, we suspended the Employee Stock Purchase Plan until further notice.

The Amended and Restated 2000 Stock Incentive Plan, as amended, has five separate programs:

s
the discretionary option grant program under which eligible individuals who are employed by LivePerson or provide services to LivePerson (including officers, non-employee directors and consultants or other independent advisors, whether or not such consultants or advisors are natural persons or entities) may be granted options to purchase shares of our Common Stock;

s
the stock issuance program under which such individuals may be issued shares of Common Stock directly, through the purchase of such shares or as a bonus tied to the performance of services and/or attainment of performance goals;

s
the salary investment option grant program under which executive officers and other highly compensated employees may elect to apply a portion of their base salary to the acquisition of special below-market stock option grants;

s	the automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee directors; and

s	the director fee option grant program under which non-employee directors may elect to apply a portion of their retainer fee to the acquisition of special below-market stock option grants.

As of March 31, 2005, two executive officers, four non-employee directors and approximately 99 other employees and consultants were eligible to participate in the discretionary option grant and stock issuance programs. The two executive officers were also eligible to participate in the salary investment option grant program, and the four non-employee directors were also eligible to participate in the automatic option grant program and the director fee option grant program. We have not yet implemented the stock issuance, salary investment option grant or director fee option grant programs.

The Amended and Restated 2000 Stock Incentive Plan, as amended, as a whole may be administered by the Board or by a committee (or subcommittee) of two or more directors appointed by the Board, each of whom qualifies as a non-employee director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and an "independent director" within the meaning of Rule 4200(a)(15) of the Nasdaq listing standards.

The Amended and Restated 2000 Stock Incentive Plan, as amended, permits a committee of one or more directors to administer the discretionary option grant and the stock issuance programs for persons not subject to Section 16(b) of the Exchange Act. Currently, the discretionary option grant and stock issuance programs are administered by the Board's Compensation Committee. The Compensation Committee will determine which eligible individuals are to receive option grants or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the exercise or purchase price for each such grant or issuance (which may be less than, equal to or greater than the fair market value of the shares), the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. The Compensation Committee will also select the executive officers and other highly compensated employees who may participate in the salary investment option grant program in the event that program is activated for one or more calendar years. Neither the Compensation Committee nor the Board will exercise any administrative discretion with respect to option grants made under the salary investment option grant program or under the automatic option grant program or director fee option grant program for the non-employee directors.

Awards of stock under the stock issuance program that are intended to comply with the "performance-based" compensation exception under Section 162(m) of the Code will be granted or vest based upon the attainment of pre-established objective performance goals established by the Compensation Committee by reference to one or more of the following: (i) enterprise value or value creation targets, after-tax or pre-tax profits, operational cash flow, earnings per share or earnings per share from continuing operations, net sales, revenues, net income or earnings before income tax or other exclusions, return on capital, market share or after-tax or pre-tax return on our stockholder equity; (ii) our bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Compensation Committee; (iii) the fair market value of the shares of our Common Stock; (iv) the growth in the value of an investment in our Common Stock assuming the reinvestment of dividends; (v) our controllable expenses or costs or other expenses or costs; or (vi) economic value added targets based on a cash flow return on investment formula. The performance goals may be based upon the attainment of specified levels by the whole Company or by a subsidiary, division, other operational unit or administrative department of the Company.

The exercise price for options may be paid in cash or in shares of our Common Stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program without any cash outlay by the optionee.

In the event that we are acquired, whether by merger or asset sale or Board-approved sale by our stockholders of more than 50% of our voting stock, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or otherwise continued will automatically accelerate in full, and all unvested shares under the discretionary option grant and stock issuance programs will immediately vest, except to the extent the repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Compensation Committee may grant options and issue shares which will accelerate (i) in the acquisition even if the options are assumed and repurchase rights assigned, (ii) in connection with a hostile change in control (effected through a successful tender offer for more than 50% of our outstanding voting stock or by proxy contest for the election of directors) or (iii) upon a termination of the individual's service following a change in control or hostile takeover. In the event of an acquisition of the Company (by merger or asset sale), options currently outstanding that were issued under our 1998 Stock Option and Restricted Stock Purchase Plan will be assumed by the successor corporation. Such options were incorporated into the 2000 Stock Incentive Plan as of that plan's adoption by the Board on March 21, 2000, but continue to be governed by their existing terms, and are not subject to acceleration in connection with any other change in control or hostile takeover.

Stock appreciation rights may be issued under the discretionary option grant program which will provide the holders with the election to surrender their outstanding options for an appreciation distribution from us equal to the fair market value of the vested shares subject to the surrendered option less the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock.

The Compensation Committee has the authority to cancel outstanding options under the discretionary option grant program, with the consent of the holder, in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of our Common Stock on the new grant date.

In the event the Compensation Committee elects to activate the salary investment option grant program for one or more calendar years, each of our executive officers and other highly compensated employees selected for participation may elect to reduce his or her base salary for that calendar year by a specified dollar amount not less than $5,000 nor more than $50,000. In return, the individual will automatically be granted, on the first trading day in the calendar year for which the salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of our Common Stock on the grant date. The option exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the fair market value of the option shares on the grant date less the exercise price payable for those shares will be equal to the salary reduction amount. The option will become exercisable in a series of 12 equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting in the event of an acquisition or change in control of the Company.

Under the automatic option grant program, each individual who joins the Board as a non-employee director will automatically be granted an option for 35,000 shares of our Common Stock at the time of his or her commencement of Board service, provided such individual has not been in our prior employ. In addition, on the date of each annual meeting of our stockholders, each individual who is to continue to serve as a non-employee director after such meeting and who has served as a non-employee director for at least six months will receive an option grant to purchase 10,000 shares of Common Stock. At the 2005 Annual Meeting, the automatic grant will also be 35,000 shares. Each automatic grant will have an exercise price equal to the fair market value per share of our Common Stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each option will be immediately exercisable, subject to our right to repurchase any unvested shares, at the original exercise price, at the time of the director's cessation of service. Each 35,000-share option grant will vest, and the repurchase right will lapse, in a series of three equal successive annual installments upon the optionee's completion of each year of Board service over the three-year period measured from the grant date. Each 35,000-share option granted on the date of the 2005 Annual Meeting, and each annual 10,000-share option granted thereafter, will vest, and the repurchase right will lapse, upon the optionee's completion of one year of Board service measured from the grant date. However, each such outstanding option will immediately vest upon a change in control, a hostile takeover or the death or disability of the optionee while serving as a director.

If the director fee option grant program is put into effect in the future, then each non-employee director may elect to apply all or a portion of any cash retainer fee for the year to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in the calendar year for which the non-employee director would otherwise be paid the cash retainer fee in the absence of his or her election. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of our Common Stock on the grant date. As a result, the fair market value of the option shares on the grant date less the exercise price payable for those shares will be equal to the portion of the retainer fee applied to that option. The option will become exercisable in a series of 12 equal monthly installments over the calendar year for which the election is in effect. However, the option will become immediately exercisable for all the option shares upon the death or disability of the optionee while serving as a director.

Limited stock appreciation rights will automatically be included as part of each grant made under the automatic option grant and salary investment option grant programs and may be granted to one or more officers as part of their option grants under the discretionary option grant program. Options with such a limited stock appreciation right may be surrendered to us upon the successful completion of a hostile tender offer for more than 50% of our outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from us in an amount per surrendered option share equal to the highest price per share of Common Stock paid in connection with the tender offer less the exercise price payable for such share.

The Board may amend or modify the Amended and Restated 2000 Stock Incentive Plan, as amended, at any time, subject to any required stockholder approval. The Amended and Restated 2000 Stock Incentive Plan, as amended, will terminate no later than March 20, 2010.

Material Federal Income Tax Consequences Relating to the Amended and Restated 2000 Stock Incentive Plan, as Amended

The following discussion of the principal U.S. federal income tax consequences with respect to options under the Amended and Restated 2000 Stock Incentive Plan, as amended, is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the material federal income tax consequences (state and local tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option will result in taxable ordinary income to the optionee or a deduction to us. The sale of our Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, including the holding period requirements described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the aggregate option exercise price, and will not result in a tax deduction to us. To receive favorable treatment, the optionee must be an employee of the Company (or any subsidiary) at all times during the period beginning on the date of grant of the incentive stock option and ending on the day three months before the date of exercise, and the optionee must not dispose of our Common Stock purchased pursuant to the exercise of an option within either (i) two years from the date the option is granted, or (ii) one year from the date of exercise. Any gain or loss realized on a subsequent disposition of the shares will be treated as capital gain or loss (depending on the applicable holding period).

In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the lesser of (i) the fair market value of our Common Stock at exercise or (ii) the amount realized on disposition over the exercise price, will constitute ordinary income. Any remaining gain is treated as long-term or short-term capital gain and taxed at the applicable rate, depending on the optionee's holding period for the sold stock. We generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee, subject to the requirements of Section 162(m) of the Code.

Non-Qualified Stock Options. In general, an optionee will realize no taxable income upon the grant of non-qualified stock options and we will not receive a deduction at the time of such grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of our Common Stock on the date of exercise over the exercise price.

The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the aggregate exercise price of such option and (ii) the aggregate amount included in income with respect to such option. Any gain or loss on a subsequent sale of stock will be either long-term or short-term capital gain or loss and subject to taxation at the applicable rate, depending on the optionee's holding period for the sold stock. We generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option, subject to the requirements of Section 162(m) of the Code.

Certain Other Tax Issues. In addition, (i) our entitlement to a tax deduction is subject to applicable federal tax rules (including, without limitation, Code Section 162(m) regarding the $1 million limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications for an optionee in the computation of alternative minimum taxable income, (iii) in the event that the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes; and (iv) our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options.

New Plan Benefits

Under the amendments to the automatic option grant program of the Amended and Restated 2000 Stock Incentive Plan, options to purchase the following number of shares of Common Stock will be granted to each of the Named Executive Officers, all Named Executive Officers as a group, all non-employee directors as a group and all other persons (current and former employees and officers other than Named Executive Officers, and current and former consultants and advisers) as a group:

Number of Shares (1)
Name	2005 Annual Meeting	2006 Annual Meeting and thereafter
Robert P. LoCascio	-	-
Timothy E. Bixby	-	-
All Named Executive Officers as a group (2 people)	-	-
All non-employee directors as a group (4 people) (2)	140,000	40,000
All others (employees and consultants) as a group (99 people)	-	-

(1)	The exercise price per share shall be equal to the fair market value per share of Common Stock on the date of the annual meeting.

(2)
Number of shares assumes the current four non-employee directors will continue to serve at each meeting date and no appointment of new non-employee directors. Each individual who joins the Board as a non-employee director will automatically be granted an option for 35,000 shares at the time of his or her commencement of Board service, provided such individual has not been in our prior employ.

We have not made any stock issuances under the Amended and Restated 2000 Stock Incentive Plan, as amended.

The following table provides certain information regarding the shares of Common Stock authorized for issuance under our equity compensation plans, as of March 31, 2005:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (3) (c)
Equity compensation plans approved by stockholders (1)	8,589,997	$1.99	4,899,330
Equity compensation plans not approved by stockholders (2)	124,500	$0.69	-
Total	8,714,497	$1.97	4,899,330

(1)	Our equity compensation plans which were approved by our stockholders are the Amended and Restated 2000 Stock Incentive Plan, as amended, and the Employee Stock Purchase Plan.

(2)
On December 11, 2002, we issued a warrant to purchase 150,000 shares of Common Stock at $0.69 per share to Genesis Select Corp. in exchange for investor relations services. Stockholder approval of the issuance of this warrant was not required at the time of its issuance.

(3)
Excludes securities reflected in column (a). The number of shares of Common Stock available for issuance under the Amended and Restated 2000 Stock Incentive Plan, as amended, automatically increases on the first trading day in each calendar year by an amount equal to three percent (3%) of the total number of shares of our Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall such annual increase exceed 1,500,000 shares. The number of shares of Common Stock available for issuance under our Employee Stock Purchase Plan automatically increases on the first trading day in each calendar year by an amount equal to one-half of one percent (0.5%) of the total number of shares of our Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall such annual increase exceed 150,000 shares. Effective October 2001, we suspended our Employee Stock Purchase Plan until further notice.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required to approve the amendment to the Amended and Restated 2000 Stock Incentive Plan and the non-employee director fee policy. Should such stockholder approval not be obtained, then the amendment and policy will not take effect. The existing terms of the Amended and Restated 2000 Stock Incentive Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the Amended and Restated 2000 Stock Incentive Plan prior to its amendment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN AND THE ADOPTION OF THE NON-EMPLOYEE DIRECTOR FEE POLICY.

PROPOSAL THREE-RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of BDO Seidman, LLP to serve as the Company s independent registered public accounting firm for the fiscal year ending December 31, 2005, including each quarterly interim period, and the Board of Directors is asking the stockholders to ratify this appointment.

KPMG LLP served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2004. On February 3, 2005, KPMG LLP informed the Audit Committee that KPMG LLP declined to be appointed in the same capacity for the fiscal year ending December 31, 2005. KPMG LLP's decision not to stand for re-appointment was approved by the Audit Committee. The client-auditor relationship between LivePerson and KPMG LLP will cease upon completion of the audit of LivePerson management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004, and the issuance of KPMG LLP's report thereon. The audit reports of KPMG LLP on LivePerson's consolidated financial statements for the fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period through April 27, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period through April 27, 2005, there have been no "reportable events," as such term is defined in Item 304(a)(1)(v) of SEC Regulation S-K. LivePerson provided KPMG LLP with a copy of this disclosure and KPMG LLP furnished LivePerson with a letter addressed to the Securities and Exchange Commission. A copy of KPMG LLP’s letter dated April 27, 2005 has been filed electronically with the Securities and Exchange Commission as Appendix II to this Proxy Statement.

During the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period through the date of engagement of BDO Seidman, LLP, there were no consultations by LivePerson or anyone on its behalf with BDO Seidman, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on LivePerson's financial statements.

Although stockholder ratification of the Audit Committee's appointment of BDO Seidman, LLP is not required, the Board of Directors considers it desirable for the stockholders to pass upon the selection of the independent registered public accounting firm. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

Representatives from both BDO Seidman, LLP and KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Billed to the Company by KPMG LLP for Services Rendered during the Fiscal Years Ending December 31, 2004 and 2003

Audit Fees

An aggregate of $546,124 and $164,875 was billed for the fiscal years ending December 31, 2004 and 2003, respectively, for professional services rendered for the audits of the Company's annual consolidated financial statements and reviews of financial statements included in the Company's quarterly reports on Form 10-Q.

Audit-Related Fees

An aggregate of $9,500 and $10,500 was billed for the fiscal years ending December 31, 2004 and 2003 for assurance and related services that were reasonably related to the performance of the audits or review of the Company's financial statements, and not reported under the heading "Audit Fees" above.

Tax Fees

An aggregate of $72,150 and $30,500 was billed for the fiscal years ending December 31, 2004 and 2003, respectively, for tax compliance, tax consulting and tax planning services.

All Other Fees

No fees were billed for the fiscal years ending December 31, 2004 and 2003 for services other than those described above.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services. The Audit Committee has authorized each of its members to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.

As early as practicable in each fiscal year, the independent registered public accounting firm provides to the Audit Committee a schedule of the audit and other services that they expect to provide or may provide during the year. The schedule is specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit Committee by resolution authorizes or declines the proposed services. Upon approval, this schedule serves as the budget for fees by specific activity or service for the year.

A schedule of additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit Committee for their consideration and approval at any time. The schedule is required to be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required to ratify the Audit Committee's selection of BDO Seidman, LLP.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION OF BDO SEIDMAN, LLP TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy Card.

ANNUAL REPORT

A copy of the Annual Report of the Company for the 2004 Fiscal Year is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

FORM 10-K

The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on March 16, 2005. Stockholders may obtain a copy of this report, without charge, by writing to Timothy E. Bixby, President, Chief Financial Officer and Secretary, at the Company's principal executive offices located at 462 Seventh Avenue, 21st Floor, New York, New York 10018.

By Order of the Board of Directors

Timothy E. Bixby
President, Chief Financial Officer, Secretary and Director

Dated: April 27, 2005

APPENDIX I

LIVEPERSON, INC.
2000 STOCK INCENTIVE PLAN
(as Amended and Restated as of April 22, 2004)
(as Amended as of April 21, 2005)

Article One
GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

This 2000 Stock Incentive Plan (the "Plan") is intended to promote the interests of LivePerson, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation. The Plan was amended and restated as of April 22, 2004 and approved by stockholders at the Corporation's 2004 Annual Meeting of Stockholders on May 27, 2004. The Plan is further amended as of April 21, 2005, subject to stockholder approval at the Corporation's 2005 Annual Meeting of Stockholders.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix A.

II. STRUCTURE OF THE PLAN

A. The Plan shall be divided into five separate equity incentive programs:

(i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special options,

(iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

(iv) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock, and

(v) the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board unless otherwise determined by the Board. Beginning with the Section 12 Registration Date, the following provisions shall govern the administration of the Plan:

(i) The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

(ii) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

(iii) The Board (or Primary Committee) shall select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the terms of that program and the Primary Committee shall not exercise any administrative discretion with respect to option grants made under the program.

(iv) Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs.

B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

(i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

(ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

(iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

(iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

IV. ELIGIBILITY

A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors (whether natural persons or entities) who provide services to the Corporation (or any Parent or Subsidiary).

B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

C. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be Ten Million (10,000,000) shares. Such reserve shall consist of (i) the number of shares estimated to remain available for issuance, as of the Section 12 Registration Date, under the Predecessor Plan, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) an increase of Four Million One Hundred Sixty Five Thousand Three Hundred Fifteen (4,165,315) shares authorized by the Board subject to stockholder approval prior to the Section 12 Registration Date.

B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with the calendar year 2001, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall such annual increase exceed One Million Five Hundred Thousand (1,500,000) shares.

C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than Five Hundred Thousand (500,000) shares of Common Stock in the aggregate per calendar year.

D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the exercise price of an option under the Plan or withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall not be available for subsequent issuance.

E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

Article Two
DISCRETIONARY OPTION GRANT PROGRAM

I. OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Seven and the documents evidencing the option, be payable in one or more of the following forms:

(i) in cash or check made payable to the Corporation;

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or

(iv) on such other terms and conditions as may be acceptable to the Plan Administrator (including, without limitation, the relinquishment of options). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. Cessation of Service.

1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

(i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

(iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

(i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. Repurchase Rights. The Plan Administrator shall have the discr%tion to grant options which are exercisable for unvested shares of Common Stoak. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unveqted shares. The terms upon which such repurchase right shall `e exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime (i) as a gift to one or more members of the Optionee's immediate family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by one or more such family members or (ii) pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, permit a consultant or independent advisor entity that is awarded Non-Statutory Options to transfer any or all such Non-Statutory Options awarded.

Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. Each option outstanding at the time of the Change in Control shall terminate as provided in Section III.C. of this Article Two.

B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

IV. STOCK APPRECIATION RIGHTS

The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

Article Three
SALARY INVESTMENT OPTION GRANT PROGRAM

I. OPTION GRANTS

The Primary Committee may implement the Salary Investment Option Grant Program for one or more calendar years beginning after the Underwriting Date and select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for each such calendar year. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Five Thousand Dollars ($5,000) nor more than Fifty Thousand Dollars ($50,000). Each individual who files such a timely election shall be granted an option under the Salary Investment Grant Program on the first trading day in January for the calendar year for which the salary reduction is to be in effect.

II. OPTION TERMS

Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

A. Exercise Price.

1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A (B x 66-2/3%), where

X is the number of option shares,

A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

B is the Fair Market Value per share of Common Stock on the option grant date.

C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

D. Cessation of Service. Each option outstanding at the time of the Optionee's cessation of Service shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period following the Optionee's cessation of Service. To the extent the option is held by the Optionee at the time of his or her death, the option may be exercised by his or her Beneficiary. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. In the event of any Change in Control or Hostile Take-Over while the Optionee remains in Service, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control or Hostile Take-Over, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

B. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

IV. REMAINING TERMS

The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

Article Four
STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate stock issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to stock issuances which entitle the recipients to receive those shares upon the attainment of designated performance objectives or Service requirements. Each such stock issuance shall be evidenced by one or more documents which comply with the terms specified below.

A. Purchase Price.

1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the issue date.

2. Subject to the provisions of Section II of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).

B. Vesting/Issuance Provisions.

1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives (including the Performance Goals specified in Appendix B hereto) or such other factors as the Plan Administrator may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code. Alternatively, the Plan Administrator may issue stock issuances which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more Performance Goals or Service requirements established by the Plan Administrator.

2. Notwithstanding the foregoing, if the stock issuance is intended to comply with the "performance based" compensation exception under Section 162(m) of the Code and if the lapse of restrictions on such stock issuance is based on the attainment of Performance Goals, the Plan Administrator shall establish the objective Performance Goals or grant conditions relating to the applicable vesting percentage of the Common Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Plan Administrator and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The Performance Goals are set forth in Appendix B hereto.

3. A Participant selected to receive a stock issuance shall not have any rights with respect to such issuance, unless and until such Participant has delivered a fully executed copy of the award agreement evidencing the stock issuance to the Corporation and has otherwise complied with the applicable terms and conditions of such issuance.

4. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

5. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares, but shall have no right to transfer such shares until vested. Unless otherwise determined by the Plan Administrator, the Participant shall not be permitted to transfer shares of Common Stock awarded under this Plan during a period set by the Plan Administrator commencing with the date of such award, as set forth in the applicable award agreement.

6. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

7. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

8. Outstanding stock issuances shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those issuances, if the performance objectives or Service requirements established for such issuances are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding stock issuances as to which the designated performance objectives or Service requirements are not attained.

II. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

III. SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

Article Five
AUTOMATIC OPTION GRANT PROGRAM

I. OPTION TERMS

A. Grant Dates. Options shall be made on the dates specified below:

1. Each individual who is first elected or appointed as a non-employee Board member at any time after April 21, 2005 shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase Thirty Five Thousand (35,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

2. On the date of the 2005 Annual Stockholder Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase Thirty Five Thousand (35,000) shares of Common Stock. On the date of each Annual Stockholders Meeting beginning with the 2006 Annual Stockholder Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase Ten Thousand (10,000) shares of Common Stock, provided that individual has served as a non-employee Board member for at least six (6) months.

B. Exercise Price.

1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 35,000-share option shall vest, and the Corporation's repurchase right shall lapse, in a series of three (3) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each 35,000-share option granted on the date of the 2005 Annual Stockholder Meeting, and each annual 10,000-share option granted thereafter, shall vest, and the Corporation s repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

E. Cessation of Board Service. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee s cessation of Board service:

(i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

(ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

(iii) Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares for which the option was exercisable on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the option is not otherwise at that time exercisable.

(iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

II. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control or Hostile Take-Over, became fully exercisable for all of the shares of Common Stock at the time subject to such option and maybe exercised for all or any of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

B. All outstanding repurchase rights shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

III. REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

Article Six
DIRECTOR FEE OPTION GRANT PROGRAM

I. OPTION GRANTS

The Board may implement the Director Fee Option Grant Program as of the first day of any calendar year beginning after the Underwriting Date. Upon such implementation of the Program, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the election is to be in effect. Each non-employee Board member who files such a timely election with respect to the annul retainer fee shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which that fee would otherwise be payable.

II. OPTION TERMS

Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

A. Exercise Price.

1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A (B x 66-2/3%), where

X is the number of option shares,

A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

B is the Fair Market Value per share of Common Stock on the option grant date.

C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each month of Board service during the calendar year in which the option is granted. Each option shall have a maximum term of ten (10) years measured from the option grant date.

D. Cessation of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee at the time of such cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

Should the Optionee die after cessation of Board service but while holding one or more options, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the Optionee's Beneficiary. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

III. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. In the event of any Change in Control or Hostile Take-Over while the Optionee remains in Board service, each outstanding option held by such Optionee shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control or Hostile Take-Over, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

B. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

C. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Director Fee Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

IV. REMAINING TERMS

The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

Article Seven
MISCELLANEOUS

I. NO IMPAIRMENT OF AUTHORITY

Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

II. FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase. Notwithstanding the foregoing, no Optionee or Participant may utilize this Section in violation of the prohibition on personal loans to or for executive officers or directors contained in Section 402 of the Sarbanes-Oxley Act of 2002.

III. TAX WITHHOLDING

A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

IV. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant and Director Fee Option Grant Programs shall not be implemented until such time as the Primary Committee or the Board may deem appropriate. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B. The Plan shall serve as the successor to the Predecessor Plan, and no further options or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

D. The Plan shall terminate upon the earliest of (i) March 20, 2010, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

V. AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

VI. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII. REGULATORY APPROVALS

A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq Stock Market, if applicable) on which Common Stock is then listed for trading, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

VIII. NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX A

The following definitions shall be in effect under the Plan:

A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

B. Beneficiary shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of inheritance.

C. Board shall mean the Corporation's Board of Directors.

D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

(ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

E. Code shall mean the Internal Revenue Code of 1986, as amended.

F. Common Stock shall mean the Corporation's common stock.

G. Corporation shall mean LivePerson, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of LivePerson, Inc. which shall by appropriate action adopt the Plan.

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H. Director Fee Option Grant Program shall mean the director fee option grant program in effect under the Plan.

I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

J. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq Stock Market or any successor system and in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and reported in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

(iv) For purposes of any options made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

M. Hostile Take-Over shall mean:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

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(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

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S. Option Surrender Value shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

W. Performance Goals, as defined in Article Four and Appendix B, shall mean specified performance objectives as determined by the Plan Administrator.

X. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

Y. Plan shall mean the Corporation's 2000 Stock Incentive Plan, as set forth in this document.

Z. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

AA. Plan Effective Date shall mean March 21, 2000, the date on which the Plan was adopted by the Board.

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BB. Predecessor Plan shall mean the Corporation's pre-existing Stock Option and Restricted Stock Purchase Plan in effect immediately prior to the Plan Effective Date hereunder.

CC. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board (each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3), an "independent director" (within the meaning of NASD Rule 4200(a)(15) or such other applicable stock exchange rule) and an "outside director" (within the meaning of Code Section 162(m)) to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

DD. Rule 16b-3 shall mean Rule 16b-3 of the 1934 Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

EE. Salary Investment Option Grant Program shall mean the salary investment grant program in effect under the Plan.

FF. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

GG. Section 12 Registration Date shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

HH. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

II. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor (whether a natural person or entity), except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

JJ. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

KK. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

LL. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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MM. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

NN. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

OO. Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

PP. Withholding Taxes shall mean the Federal, state and local income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

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APPENDIX B

Performance Goals

Performance goals established for purposes of the grant and/or vesting of Common Stock intended to be "performance-based" under Section 162(m) of the Code shall be based on one or more of the following performance goals ("Performance Goals"): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Corporation (or any subsidiary, division or other operational unit of the Corporation); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Corporation, including without limitation that attributable to continuing and/or other operations of the Corporation (or in either case a subsidiary, division, or other operational unit of the Corporation); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Corporation (or a subsidiary, division, or other operational unit of the Corporation); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Corporation's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Corporation, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Plan Administrator; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Corporation (or a subsidiary, division or other operational unit of the Corporation); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Corporation (or a subsidiary, division, or other operational unit of the Corporation); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital of the Corporation (or any subsidiary, division or other operational unit of the Corporation); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Corporation (or any subsidiary, division or other operational unit of the Corporation); (ix) the attainment of certain target levels in the fair market value of the shares of the Corporation's Common Stock; or (x) the growth in the value of an investment in the Corporation's Common Stock assuming the reinvestment of dividends.

In addition, such Performance Goals may be based upon the attainment of specified levels of Corporation (or subsidiary, division or other operational unit of the Corporation) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Plan Administrator may: (i) designate additional business criteria on which the Performance Goals may be based, or (ii) adjust, modify or amend the aforementioned business criteria.

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APPENDIX II

April 27, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We are currently principal accountants for LivePerson, Inc. and, under the date of March 16, 2005, we reported on the consolidated financial statements of LivePerson, Inc. as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004. On February 3, 2005, we notified LivePerson, Inc. that the auditor-client relationship with KPMG LLP will cease upon completion of the audit of LivePerson, Inc.’s consolidated financial statements as of and for the year ended December 31, 2004, and management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004, and the issuance of our reports thereon. We have read LivePerson, Inc.’s statements included under Ratification of Independent Registered Public Accounting Firm within its Definitive Proxy Statement on Schedule 14A dated April 27, 2005, and we agree with such statements, except that we are not in a position to agree or disagree with LivePerson, Inc.’s statement that KPMG LLP’s decision not to stand for re-appointment was approved by the Audit Committee, we are not in a position to agree or disagree with LivePerson, Inc.’s statement that the Audit Committee has appointed the firm of BDO Seidman, LLP to serve as LivePerson, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2005, including each quarterly interim period, and we are not in a position to agree or disagree with LivePerson, Inc.’s statement that BDO Seidman, LLP was not engaged regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on LivePerson, Inc.’s consolidated financial statements.

Very truly yours,

/s/ KPMG LLP
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LIVEPERSON, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS, MAY 24, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LIVEPERSON, INC.

The undersigned stockholder of LivePerson, Inc. (the "Company") revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 24, 2005 and the Proxy Statement, and appoints Robert P. LoCascio, Chief Executive Officer, and Timothy E. Bixby, Chief Financial Officer and President, and each of them, the Proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Courtyard by Marriott Hotel (Manhattan Times Square South), Meeting Room A, 114 West 40th Street, New York, New York 10018 (Tel: 212-391-0088), on Tuesday, May 24, 2005 at 10:00 a.m. Eastern Daylight time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

(CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

☒  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

1. TO ELECT TWO CLASS II DIRECTORS TO SERVE FOR A THREE-YEAR TERM ENDING IN THE YEAR 2008 OR IN EACH CASE UNTIL THE DIRECTOR'S SUCCESSOR SHALL HAVE BEEN DULY ELECTED AND QUALIFIED;

NOMINEES:
STEVEN BERNS
TIMOTHY E. BIXBY

FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS WRITTEN BELOW TO THE CONTRARY) ☐

_______________________________ Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided at left.

WITHHOLD AUTHORITY TO VOTE  ☐
FOR ALL NOMINEES LISTED ABOVE

2. TO APPROVE AN AMENDMENT TO THE LIVEPERSON, INC. AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN, WHICH INCREASES THE NUMBER OF OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS UNDER THE AUTOMATIC OPTION GRANT PROGRAM.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED ABOVE AND A VOTE FOR ALL OF THE LISTED PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE (INCLUDING NOT WITHHOLDING AUTHORITY TO VOTE FOR THE DIRECTOR NOMINEES), THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ABOVE AND FOR ALL OF THE LISTED PROPOSALS.

Date:
Signature (title, if any)	Signature, if held jointly

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

(Print name(s) on certificate)

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THE ENVELOPE IN WHICH THIS CARD WAS MAILED. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN OR CORPORATE OFFICER, PLEASE SIGN UNDER FULL TITLE, CORPORATE OR ENTITY NAME).